FIRST AMENDMENT TO AGREEMENT This First Amendment to Agreement (this “Amendment”), is made as of July 30, 2022, by and among Bankwell Financial Group, Inc., a Connecticut corporation (“Bankwell”) and Lawrence B. Seidman, an individual (“Seidman”). WHEREAS, the undersigned are parties to that certain Agreement dated as of February 5, 2020 (the “Agreement”) and all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement; WHEREAS, pursuant to Section 16 of the Agreement, the Agreement may be amended in a written document signed by each party to the Agreement; and WHEREAS, the undersigned, being all of the parties to the Agreement, desire to amend the Agreement to correct a scrivener’s error as further set forth herein; NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto acknowledge and agree as follows: 1. Amendment to Agreement. The first sentence of Section 8 of the Agreement is hereby deleted in its entirety and replaced with the following: “Notwithstanding anything herein or in any separate agreement between the Company and Seidman or his Affiliates (including without limitation the Funds) to the contrary, in the event that the Company’s tangible book value per share (as determined in good faith by the Company) (“TBVPS”) is greater than the Company’s closing stock price (as reported on the Nasdaq Stock Market) for twenty (20) consecutive trading days, any restrictions on Seidman’s acquisition of shares of Common Stock in excess of 9.9% of the Company’s fully diluted outstanding Common Stock shall be waived.” 2. Effect of Amendment. This Amendment is an amendment to (and not a novation of) the Agreement as well as the schedules thereto. Except as specifically amended by this Amendment, the Agreement is, and continues to be, in full force and effect as in effect prior to the date hereof. 3. Counterparts. This Amendment may be executed in one or more counterparts (including by means of facsimile signature pages or other electronic means), all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party. [Signature page to follow]

2 IN WITNESS WHEREOF, the parties have signed this Amendment or caused this Amendment to be signed by their duly authorized representatives, all as of the date first written above. BANKWELL FINANCIAL GROUP, INC. By: s/Christopher Gruseke Name: Christopher Gruseke Title: Chief Executive Officer s/ Lawrence B. Seidman LAWRENCE B. SEIDMAN